UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2008

ORION MARINE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-145588	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12550 Fuqua St.
Houston, Texas  77034
(Address of principal executive offices)

(713) 852-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02	Results of Operations and Financial Condition
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

        EXHIBIT 99.1

Item 2.02	Results of Operations and Financial Condition

On March 6, 2008, Orion Marine Group, Inc. (the “Company”) issued a press release announcing operating results for its fourth quarter and year ended December 31, 2007.

In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits

Exhibits

Exhibit No.                      Description
99.1	Press Release issued March 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION MARINE GROUP, INC.

/s/ Mark R. Stauffer
                        By:           Mark R. Stauffer
Title:           Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                      Description
99.1	Press Release issued March 6, 2008